SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

MEDCLEAN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-03125 (Commission File Number)	21-0661726 (I.R.S. Employer Identification No.)

3 Trowbridge Drive, Bethel, Connecticut 06801

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 798-1080.

Item 8.01 Other Events.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of MedClean Technologies, Inc., dated June 16, 2009 announcing that it has extended its private exchange offer for certain of its outstanding common stock purchase warrants.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 99.1 - MedClean Technologies, Inc. press release announcing extension of the private exchange offer, commenced May 19, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCLEAN TECHNOLOGIES, INC.

By: /s/ Scott Grisanti
Scott Grisanti
President and Chief Executive Officer

Dated: June 16, 2009